_____________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K/A

______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2012

______________________________________

UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

______________________________________

Maryland              001-12690                       22-1890929

(State or other jurisdiction   (Commission    (IRS Employer

of incorporation)    File Number)               Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ     07728

(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________________________________________________________

This Form 8-K/A amends our Form 8-K filed on August 6, 2012 to provide additional financial information in connection with the acquisition of the eleven manufactured home communities, ten in Pennsylvania and one in New York, from ARCPA Properties LLC and ARCML06 LLC, both unrelated entities of the Company.  The communities are Carsons, Chambersburg I & II, Chelsea, Collingwood, Crestview, Frieden Manor, Green Acres, Monroe Valley, Mountaintop, Valley View Ephrata I and Valley View Ephrata II (collectively referred to as the “Properties”).  The following financial statements are filed as part of this report:

UMH PROPERTIES, INC.

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits

		Page

(a)	Financial Statements:

	Independent Auditors’ Report	3
	Combined Statement of Revenue and Community Operating Expenses of Carsons, Chambersburg I & II, Chelsea, Collingwood, Crestview, Frieden Manor, Green Acres, Monroe Valley, Mountaintop, Valley View Ephrata I and Valley View Ephrata II for the year ended December 31, 2011 (Audited) and for the six months ended June 30, 2012 (Unaudited)	4
	Notes to Combined Statement of Revenue and Community Operating Expenses	5
(b)	Pro Forma Financial Information (Unaudited):

	ProForma Consolidated Balance Sheet as of June 30, 2012	7
	Notes to Unaudited Pro Forma Financial Information	9
	ProForma Consolidated Statement of Income for the year ended December 31, 2011	10
	Notes to Unaudited Pro Forma Financial Information	12
	ProForma Consolidated Statement of Income for the six months ended June 30, 2012	13
	Notes to Unaudited Pro Forma Financial Information	15

Independent Auditors’ Report

To the Board of Directors and Shareholders

UMH Properties, Inc.

We have audited the accompanying Combined Statement of Revenue and Community Operating Expenses of the Properties known as Carsons, Chambersburg I & II, Chelsea, Collingwood, Crestview, Frieden Manor, Green Acres, Monroe Valley, Mountaintop, Valley View Ephrata I and Valley View Ephrata II (“the Properties”) for the year ended December 31, 2011 (the “Historical Summary”).  This Historical Summary is the responsibility of the Property’s management.  Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the Revenue and Community Operating Expenses of the Properties for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/  PKF O’Connor Davies,

A Division of O’Connor Davies, LLP

New York, New York

October 10, 2012

Carsons, Chambersburg I & II, Chelsea, Collingwood, Crestview, Frieden Manor, Green Acres, Monroe Valley, Mountaintop, Valley View Ephrata I and Valley View Ephrata II

Combined Statement of Revenue and Community Operating Expenses

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011

Revenue:
Rental and Related Income	$ 2,130,000	$ 4,004,000

Community Operating Expenses:
Real Estate Taxes	147,000	268,000
Utilities	428,000	850,000
Salaries and Benefits	197,000	425,000
Other	143,000	368,000
	915,000	1,911,000

Excess of Revenue Over Community
Operating Expenses	$ 1,215,000	$ 2,093,000

See Accompanying Notes to the Combined

Statement of Revenue and Community Operating Expenses

Carsons, Chambersburg I & II, Chelsea, Collingwood, Crestview, Frieden Manor, Green Acres, Monroe Valley, Mountaintop, Valley View Ephrata I and Valley View Ephrata II

Notes to Combined Statement of Revenue and Community Operating Expenses

NOTE 1 – BUSINESS AND ORGANIZATION

On August 1, 2012, UMH Properties, Inc. (the “Company”) completed the acquisition of eleven manufactured home communities, ten in Pennsylvania and one in New York, from ARCPA Properties LLC and ARCML06 LLC, both unrelated entities of the Company.  The communities acquired are as follows:  Carsons, Chambersburg I & II, Chelsea, Collingwood, Crestview, Frieden Manor, Green Acres, Monroe Valley, Mountaintop, Valley View Ephrata I and Valley View Ephrata II (collectively referred to as the “Properties”).  The following is a brief overview of the Properties that the Company acquired:

Community	Location	Number of Sites	Occupancy

Carsons	Chambersburg, PA	132	83%
Chambersburg I & II	Chambersburg, PA	98	96%
Chelsea	Sayre, PA	86	98%
Collingwood	Horseheads, NY	103	76%
Crestview	Sayre, PA	100	95%
Frieden Manor	Schuylkill, PA	194	97%
Green Acres	Chambersburg, PA	24	100%
Monroe Valley	Jonestown, PA	44	93%
Mountaintop	Narvon, PA	39	92%
Valley View Ephrata I	Ephrata, PA	105	95%
Valley View Ephrata II	Ephrata, PA	43	100%

These eleven all-age communities total 968 sites situated on approximately 200 acres.  The average occupancy for these communities is approximately 92%.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Combined Statement of Revenue and Community Operating Expenses (“Historical Summary”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and community operating expenses of the Properties, exclusive of interest income, interest expense, depreciation and amortization, and other expenses, which may not be comparable to the corresponding amounts reflected in the future operations of the Properties.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Investment Property and Equipment and Depreciation

Property and equipment are carried at cost.  Maintenance and Repairs are charged to income as incurred and improvements are capitalized.

Revenue Recognition

Income is derived primarily from the rental of manufactured home sites.  The Company also owns approximately 60 rental units which are rented to residents.  Rental and related income is recognized on the accrual basis.

Item 9.01 (b)

Pro Forma Financial Information (Unaudited)

The following pro forma information reflects the acquisition of Carsons, Chambersburg I & II, Chelsea, Collingwood, Crestview, Frieden Manor, Green Acres, Monroe Valley, Mountaintop, Valley View Ephrata I and Valley View Ephrata II (collectively referred to as the Properties) by UMH Properties, Inc. (the Company).

The Pro Forma Consolidated Balance Sheet as of June 30, 2012 and the Pro Forma Consolidated Statement of Income for the year ended December 31, 2011 and the six months ended June 30, 2012 have been prepared to reflect the acquisition and the adjustments described in the accompanying notes.  The historical financial statements of the Properties are for the year ended December 31, 2011 and the six months ended June 30, 2012.  The pro forma financial information is based on the historical financial statements of the Company and should be read in conjunction with the notes and management's assumptions thereto. The pro forma consolidated balance sheet was prepared as if the acquisition occurred on June 30, 2012.  The pro forma consolidated statement of income for the year ended December 31, 2011 was prepared assuming the acquisition occurred on January 1, 2011. The pro forma consolidated statement of income for the six months ended June 30, 2012 was prepared assuming the acquisition occurred on January 1, 2012.  The pro forma financial information is unaudited and not necessarily indicative of the actual financial position of the Company as of June 30, 2012 or what the actual results would have been assuming the acquisition had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2012

(Unaudited)

	Company		Acquisition of the			Company
	Historical	(a)	Properties			Pro Forma
-ASSETS-

INVESTMENT PROPERTY AND EQUIPMENT
Land	$18,043,214		$2,000,000	(b)		$20,043,214
Site and Land Improvements	144,744,435		24,389,000	(b)		169,133,435
Buildings and Improvements	5,593,797		650,000	(b)		6,243,797
Rental Homes and Accessories	30,404,837		1,044,000	(b)		31,448,837
Total Investment Property	198,786,283		28,083,000			226,869,283
Equipment and Vehicles	8,836,775		167,000	(b)		9,003,775
Total Investment Property and Equipment	207,623,058		28,250,000			235,873,058
Accumulated Depreciation	(69,411,779)		-0-			(69,411,779)
Net Investment Property and Equipment	138,211,279		28,250,000			166,461,279

OTHER ASSETS
Cash and Cash Equivalents	20,925,489		(8,234,000)	(b)	(c)	12,691,489
Securities Available for Sale	55,271,574		-0-			55,271,574
Inventory of Manufactured Homes	11,910,126		-0-			11,910,126
Notes and Other Receivables, net	21,110,507		-0-			21,110,507
Unamortized Financing Costs	1,448,253		164,000	(c)		1,612,253
Prepaid Expenses and Other Assets	1,218,232		-0-			1,218,232
Land Development Costs	5,027,284		-0-			5,027,284
Total Other Assets	116,911,465		(8,070,000)			108,841,465

TOTAL ASSETS	$255,122,744		$20,180,000			$275,302,744

See Accompanying Notes to Unaudited Pro Forma Financial Information

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET (CONT’D)

AS OF JUNE 30, 2012

(Unaudited)

	Company		Acquisition of the		Company
	Historical	(a)	Properties		Pro Forma
-LIABILITIES AND SHAREHOLDERS’ EQUITY-

LIABILITIES:
MORTGAGES PAYABLE	$95,699,534		$13,980,000	(b)	$109,679,534

OTHER LIABILITIES
Accounts Payable	1,390,274		-0-		1,390,274
Loans Payable	8,981,160		6,200,000	(b)	15,181,160
Accrued Liabilities and Deposits	2,671,939		-0-		2,671,939
Tenant Security Deposits	988,403		-0-		988,403
Total Other Liabilities	14,031,776		6,200,000		20,231,776
Total Liabilities	109,731,310		20,180,000		129,911,310

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Series A – 8.25% Cumulative Redeemable Preferred Stock, $60,345,000 liquidation value, 2,488,800 shares authorized, 2,413,800 shares issued and outstanding as of June 30, 2012	60,345,000		-0-		60,345,000
Common Stock – $.10 par value per share, 35,000,000 shares authorized, 16,261,015 shares issued and outstanding as of June 30, 2012	1,626,102		-0-		1,626,102
Excess Stock - $.10 par value per share, 3,000,000 shares authorized; no shares issued or outstanding	-0-		-0-		-0-
Additional Paid-In Capital	78,007,273		-0-		78,007,273
Accumulated Other Comprehensive Income	9,645,827		-0-		9,645,827
Accumulated Deficit	(4,232,768)		-0-		(4,232,768)
Total Shareholders’ Equity	145,391,434		-0-		145,391,434

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$ 255,122,744		$20,180,000		$275,302,744

See Accompanying Notes to Unaudited Pro Forma Financial Information

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2012:

(a)

Derived from the Company's unaudited financial statements as of June 30, 2012.

(b)

Reflects the pro forma acquisition of the Properties valued at $28,250,000, with allocations among land, site and land improvements, buildings and improvements, rental homes and accessories, and equipment and vehicles.  The Company obtained a $13,980,000 mortgage, borrowed $6,200,000 on its margin line, and paid the remaining amount in cash.  The Company intends to account for this acquisition in accordance with Accounting Standards Codification (ASC) Section 805, Business Combinations.  Accordingly, the purchase price allocation is preliminary and may be subject to change.  The Company will include the accounts of the Properties in its consolidated financial statements.

(c)

Reflects the costs incurred in connection with obtaining the mortgage on this acquisition.  These costs were paid in cash.

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2011

(Unaudited)

	Company		Acquisition of		Pro Forma		Company
	Historical	(a)	the Properties	(b)	Adjustments		Pro Forma

INCOME:
Rental and Related Income	$32,990,219		$4,004,000		$ -0-		$36,994,219
Sales of Manufactured Homes	6,323,135		-0-		-0-		6,323,135

Total Income	39,313,354		4,004,000		-0-		43,317,354

EXPENSES:
Community Operating Expenses	17,758,332		1,911,000		-0-		19,669,332
Cost of Sales of Manufactured Homes	5,747,963		-0-		-0-		5,747,963
Selling Expenses	2,104,077		-0-		-0-		2,104,077
General and Administrative Expenses	3,979,866		-0-		-0-		3,979,866
Loss Relating to Flood	984,701		-0-		-0-		984,701
Acquisition Costs	260,463		-0-		553,000	(e)	813,463
Depreciation Expense	5,962,338		-0-		982,000	(c)	6,944,338
Amortization of Financing Costs	376,918		-0-		33,000	(f)	409,918

Total Expenses	37,174,658		1,911,000		1,568,000		40,653,658

OTHER INCOME (EXPENSE):
Interest and Dividend Income	4,503,237		-0-		-0-		4,503,237
Gain on Securities Transactions, net	2,692,649		-0-		-0-		2,692,649
Other Income	77,375		-0-		-0-		77,375
Interest Expense	(5,744,567)		-0-		(578,000)	(d)	(6,322,567)

Total Other Income (Expense)	1,528,694		-0-		(578,000)		950,694

Income before Gain on Sales of
Investment Property and Equipment	3,667,390		2,093,000		(2,146,000)		3,614,390
Gain on Sales of Investment
Property and Equipment	28,873		-0-		-0-		28,873
Net Income	3,696,263		2,093,000		(2,146,000)		3,643,263
Less: Preferred Dividend	1,656,766		-0-		-0-		1,656,766
Net Income Attributable to Common Shareholders	$2,039,497		$2,093,000		($2,146,000)		$1,986,497

See Accompanying Notes to Unaudited Pro Forma Financial Information

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME - CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2011

(Unaudited)

	Company		Acquisition of		Pro Forma	Company
	Historical	(a)	the Properties	(b)	Adjustments	Pro Forma

Basic Income Per Share:

Net Income	$0.25					$0.25
Less: Preferred Dividend	(0.11)					(0.11)
Net Income Attributable to Common Shareholders	$0.14					$0.14
Diluted Income Per Share:

Net Income	$0.25					$0.25
Less: Preferred Dividend	(0.11)					(0.11)
Net Income Attributable to Common Shareholders	$0.14					$0.14
Weighted Average Shares Outstanding:

Basic	14,506,679					14,506,679
Diluted	14,562,018					14,562,018

See Accompanying Notes to Unaudited Pro Forma Financial Information

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2011:

(a)

Derived from the Company's audited consolidated financial statements as of December 31, 2011.

(b)

Reflects revenues and community operating expenses as reported by the Properties for the year ended December 31, 2011.

(c)

Reflects the pro forma depreciation expense for the year ended December 31, 2011 based on a 27.5 year estimated useful life for site and land improvements, buildings and improvements and rental homes and accessories for a total cost basis of $26,083,000; and a 5 year estimated useful life for equipment and vehicles with a cost basis of $167,000, as if the properties had been owned for the entire year.

(d)

Reflects the pro forma interest expense on the mortgage and loans payable as if it they were made on January 1, 2011.  Interest on the mortgage is at LIBOR + 300bp (average of 3.25% for the year) and interest on the margin loan is variable (2% for the year).

(e)

Reflects the estimated cost incurred for the transaction and due diligence costs associated with the acquisition of the Properties.

(f)

Reflects the amortization of the costs incurred in connection with obtaining the mortgage on this acquisition.

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2012

(Unaudited)

	Company		Acquisition of		Pro Forma		Company
	Historical	(a)	the Properties	(b)	Adjustments		Pro Forma

INCOME:
Rental and Related Income	$17,667,035		$2,130,000		$ -0-		$19,797,035
Sales of Manufactured Homes	4,367,940		-0-		-0-		4,367,940

Total Income	22,034,975		2,130,000		-0-		24,164,975

EXPENSES:
Community Operating Expenses	9,674,174		915,000		-0-		10,589,174
Cost of Sales of Manufactured Homes	4,040,403		-0-		-0-		4,040,403
Selling Expenses	1,059,745		-0-		-0-		1,059,745
General and Administrative Expenses	2,490,066		-0-		-0-		2,490,066
Acquisition Costs	269,941		-0-		384,000	(e)	653,941
Depreciation Expense	3,301,421		-0-		491,000	(c)	3,792,421
Amortization of Financing Costs	139,326		-0-		16,000	(f)	155,326

Total Expenses	20,975,076		915,000		891,000		22,781.076

OTHER INCOME (EXPENSE):
Interest and Dividend Income	2,549,517		-0-		-0-		2,549,517
Gain on Securities Transactions, net	2,281,066		-0-		-0-		2,281,066
Other Income	555,259		-0-		-0-		555,259
Interest Expense	(2,666,167)		-0-		(289,000)	(d)	(2,955,167)

Total Other Income (Expense)	2,719,675		-0-		(289,000)		2,430,675

Income before Loss on Sales of
Investment Property and Equipment	3,779,574		1,215,000		(1,180,000)		3.814,574
Loss on Sales of Investment
Property and Equipment	(10,841)		-0-		-0-		(10,841)
Net Income	3,768,733		1,215,000		(1,180,000)		3.803,733
Less: Preferred Dividend	1,621,034		-0-		-0-		1,621,034
Net Income Attributable to Common Shareholders	$2,147,699		$1,215,000		($1,180,000)		$2,182,699

See Accompanying Notes to Unaudited Pro Forma Financial Information

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME - CONTINUED

FOR THE SIX MONTHS ENDED JUNE 30, 2012

(Unaudited)

	Company		Acquisition of		Pro Forma	Company
	Historical	(a)	the Properties	(b)	Adjustments	Pro Forma

Basic Income Per Share:

Net Income	$0.24					$0.24
Less: Preferred Dividend	(0.10)					(0.10)
Net Income Attributable to Common Shareholders	$0.14					$0.14
Diluted Income Per Share:

Net Income	$0.24					$0.24
Less: Preferred Dividend	(0.10)					(0.10)
Net Income Attributable to Common Shareholders	$0.14					$0.14
Weighted Average Shares Outstanding:

Basic	15,762,634					15,762,634
Diluted	15,824,169					15,824,169

See Accompanying Notes to Unaudited Pro Forma Financial Information

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME FOR THE SIX MONTHS ENDED JUNE 30, 2012:

(a)

Derived from the Company's unaudited financial statements for the six months ended June 30, 2012.

(b)

Reflects revenues and operating expenses as reported by the Properties for the six months ended June 30, 2012.

(c)

Reflects the pro forma depreciation expense for the six months ended June 30, 2012 based on a 27.5 year estimated useful life for site and land improvements, buildings and improvements and rental homes and accessories for a total cost basis of $26,083,000; and a 5 year estimated useful life for equipment and vehicles with a cost basis of $167,000, as if the properties had been owned for the entire period.

(d)

Reflects the pro forma interest expense on the mortgage and loans payable for the six months ended June 30, 2012.  Interest on the mortgage is at LIBOR + 300bp (average of 3.25% for the period) and interest on the margin loan is variable (2% for the period).

(e)

Reflects the estimated cost incurred for the transaction and due diligence costs associated with the acquisition of the Properties.

(f)

Reflects the amortization of the costs incurred in connection with obtaining the mortgage on this acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date:  October 10, 2012

By:      /s/ Anna T. Chew

Name:

Anna T. Chew

Title:

Vice President and

Chief Financial Officer